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                          EXHIBIT INDEX
                          -------------
Exhibit No.                                          Description    Page
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Supplement NEES Consolidating Balance Sheet,         Filed
A-1        Consolidating Income and Retained Earnings     herewith
           Statements and Consolidating Statement of
           Changes in Financial Position for the
           year ended December 31, 1997

Supplement NEES Form 10-K for the year ended         Filed under
A-2        December 31, 1997                         cover of
                                                     Form SE

A.1.a      Connecticut Yankee Atomic Power Company   Incorporated
           1997 Annual Report to Shareholders        by reference

A.1.b      Connecticut Yankee Atomic Power Company   Incorporated
           1997 FERC Form 1                          by reference

A.2.a      Maine Yankee Atomic Power Company         Filed under
           1997 Annual Report                        cover of
                                                     Form SE

A.2.b      Maine Yankee Atomic Power Company         Filed under
           1997 FERC Form 1                          cover of
                                                     Form SE

A.3        Massachusetts Electric Company            Incorporated
           Form 10-K for the year ended December 31, 1997 by reference

A.4        The Narragansett Electric Company         Incorporated
           Form 10-K for the year ended December 31, 1997 by reference

A.5        New England Electric System               Incorporated
           Form 10-K for the year ended December 31, 1997 by reference

A.6        New England Power Company                 Incorporated
           Form 10-K for the year ended December 31, 1997 by reference

A.7.a      Vermont Yankee Nuclear Power Corporation  Filed under
           1997 Annual Report to Stockholders        cover of
                                                     Form SE

A.7.b      Vermont Yankee Nuclear Power Corporation  Filed under
           1997 FERC Form 1                          cover of
                                                     Form SE

A.8.a      Yankee Atomic Electric Company            Filed under
           1997 Annual Report to Stockholders        cover of
                                                     Form SE

A.8.b      Yankee Atomic Electric Company            Filed under
           1997 FERC Form 1                          cover of
                                                     Form SE

A.9        New England Electric Transmission         Filed under
           Corporation 1997 Annual Report            cover of
                                                     Form SE

B.1.a      AllEnergy Marketing Company, L.L.C.       Incorporated
           Limited Liability Company Agreement       by reference

B.1.b      Amendmment No. 1 to AllEnergy Marketing   Incorporated
           Company, L.L.C. Limited Liability         by reference
           Company Agreement

B.2.a.     Texas Liquids, L.L.C. Limited Liability   Filed herewith
           Company Agreement

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                          EXHIBIT INDEX
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Exhibit No.                                          Description    Page
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B.3.a      Granite State Electric Company            Incorporated
           Articles of Organization                  by reference

B.3.b      Granite State Electric Company            Incorporated
           By-laws                                   by reference

B.4.a      Granite State Energy, Inc.                Incorporated
           Certificate of Incorporation              by reference

B.4.b      Granite State Energy, Inc.                Incorporated
           By-laws                                   by reference

B.5.a      HydroServ Group, L.L.C. Certificate       Filed herewith
           of Organization (schedules omitted)

B.6.a      Massachusetts Electric Company            Incorporated
           Articles of Organization and Articles     by reference
           of Amendment

B.6.b      Massachusetts Electric Company            Incorporated
           By-laws                                   by reference

B.7.a      Nantucket Electric Company                Incorporated
           Articles of Organization                  by reference

B.7.b      Nantucket Electric Company                Incorporated
           By-laws                                   by reference

B.8.a      The Narragansett Electric Company         Incorporated
           Charter and Amendment thereto             by reference

B.8.b      The Narragansett Electric Company         Incorporated
           By-laws                                   by reference

B.8.c      The Narragansett Electric Company         Incorporated
           Preference Provisions as amended          by reference

B.9.a      Narragansett Energy Resources Company     Incorporated
           Articles of Incorporation                 by reference

B.9.b      Narragansett Energy Resources Company     Incorporated
           By-laws                                   by reference

B.10.a     NEERI International                       Incorporated
           Articles of Association                   by reference

B.10.b     NEERI International                       Incorporated
           Memorandum of Association                 by reference

B.11.a     NEES Communications, Inc.                 Incorporated
           Articles of Organization                  by reference

B.11.b     NEES Communications, Inc.                 Incorporated
           By-laws                                   by reference

B.12.a     NEES Energy, Inc.                         Incorporated
           Certificate of Incorporation              by reference

B.12.b     NEES Energy, Inc.                         Incorporated
           By-laws                                   by reference

B.13.a     NEES Global Transmission, Inc.            Incorporated
           Articles of Organization                  by reference

B.13.b     NEES Global Transmission, Inc.            Incorporated
           By-laws                                   by reference
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                          EXHIBIT INDEX
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Exhibit No.                                          Description    Page
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B.14.a     New England Electric System               Incorporated
           Agreement and Declaration of Trust        by reference

B.15.a     New England Electric Transmission Corporation            Incorporated
           Restated Articles of Incorporation        by reference

B.15.b     New England Electric Transmission Corporation            Incorporated
           By-laws                                   by reference

B.16.a     New England Energy Incorporated           Incorporated
           Articles of Organization and Articles of  by reference
           Amendment

B.16.b     New England Energy Incorporated           Incorporated
           By-laws                                   by reference

B.17.a     New England Hydro Finance Company, Inc.   Incorporated
           Articles of Organization                  by reference

B.17.b     New England Hydro Finance Company, Inc.   Incorporated
           By-Laws                                   by reference

B.18.a     New England Hydro-Transmission Corporation               Incorporated
           Articles of Incorporation and Articles of by reference
           Amendment

B.18.b     New England Hydro-Transmission Corporation               Incorporated
           By-laws                                   by reference

B.19.a     New England Hydro-Transmission Electric Company          Incorporated
           Restated Articles of Organization         by reference

B.19.b     New England Hydro-Transmission Electric Company          Incorporated
           By-laws                                   by reference

B.20.a     New England Power Company                 Incorporated
           Articles of Organization and Articles of  by reference
           Amendment

B.20.b     New England Power Company                 Incorporated
           By-laws                                   by reference

B.21.a     New England Power Service Company         Incorporated
           Articles of Organization                  by reference

B.21.b     New England Power Service Company         Incorporated
           By-laws                                   by reference

C.1        Granite State Electric Company            Incorporated
           Note Agreement with John Hancock          by reference

           Granite State Electric Company            Incorporated
           Note Agreement with Teachers Insurance    by reference

           Granite State Electric Company            Incorporated
           Note Agreement with Aid Association for   by reference
           Lutherans

           Granite State Electric Company            Incorporated
           Note Agreement with First Colony Life     by reference
           Insurance Company

           Granite State Electric Company            Incorporated
           Note Agreement with First Colony Life     by reference
           Insurance Company
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                          EXHIBIT INDEX
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Exhibit No.                                          Description    Page
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C.2        Massachusetts Electric Company            Incorporated
           First Mortgage Indenture and Deed of Trust               by reference
           and twenty-one supplements thereto

C.3        The Narragansett Electric Company         Incorporated
           First Mortgage Indenture and Deed of Trust               by reference
           and twenty-two supplements thereto

C.4        New England Electric Transmission Corporation            Incorporated
           Note Agreement with PruCapital Management, Inc.          by reference
           et al. and Mortgage, Deed of Trust and
           Security Agreement

C.5        New England Energy Incorporated           Incorporated
           Credit Agreement                          by reference

C.6.a      New England Power Company General and     Incorporated
           Refunding Mortgage Indenture and Deed of Trust           by reference
           and twenty supplements thereto

C.6.b      New England Power Company                 Incorporated
           Loan Agreement with Massachusetts Industrial             by reference
           Finance Agency and supplements thereto

C.6.c      New England Power Company                 Incorporated
           Loan Agreement with Business Finance Authority           by reference
           of the State of New Hampshire (formerly the Industrial Development Authority of the State of New Hampshire) and twelve supplements thereto

C.6.d      Loan Agreement with Connecticut Development              Incorporated
           Authority                                 by reference

C.7        Narragansett Energy Resources Company     Incorporated
           Note Agreements                           by reference

D          New England Electric System and Subsidiary               Incorporated
           Companies, Federal and State Income Tax   by reference
           Allocation Agreement

E.1        Money Pool investments for 1997           Filed
                                                     herewith

E.2        NEERI annual report on Modified Form U-13-60             Filed
                                                     herewith

E.3        Ocean State Power Financial Statements as of             Filed
           December 31, 1997                         herewith

E.4        Ocean State Power II Financial Statements Filed
           as of December 31, 1997                   herewith

E.5        OSP Finance Company Financial Statements  Filed
           as of December 31, 1997                   herewith

E.6        New England Electric System Companies     Filed under
           Incentive Thrift Plan Financial Statements               cover of
                                                     Form SE

E.7        New England Electric System Companies     Filed under
           Incentive Thrift Plan II Financial Statements            cover of
                                                     Form SE

E.8        Yankee Atomic Electric Company            Filed under
           Thrift Plan Financial Statements          cover of
                                                     Form SE
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                          EXHIBIT INDEX
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Exhibit No.                                          Description    Page
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F          Schedules                                 Filed under
                                                     cover of
                                                     Form SE

G          Financial Data Schedules                  Filed
                                                     herewith